Exhibit 10.1

THIRD AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of December 19, 2007 (the “Third Amendment”), is entered into by and among INTERSTATE BAKERIES CORPORATION, a Delaware corporation (“Parent Borrower”), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower party to the Credit Agreement (as defined below) (each individually a “Subsidiary Borrower” and collectively the “Subsidiary Borrowers”; and together with the Parent Borrower, the “Borrowers”), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, N.A., a national banking association (“JPMCB”), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Credit Agreement (together with JPMCB, the “Lenders”), JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent (the “Administrative Agent”) for the Lenders, and JPMORGAN CHASE BANK, N.A., a national banking association, as collateral agent (the “Collateral Agent”) for the Lenders.

WITNESSETH:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Revolving Credit Agreement, dated as of February 16, 2007, as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement dated as of October 1, 2007 and by the Second Amendment to Amended and Restated Revolving Credit Agreement dated as of November 29, 2007  (as amended, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrowers a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $200,000,000;

WHEREAS, the Borrowers have requested that the Lenders amend and supplement the Credit Agreement to reflect certain modifications to the Credit Agreement; and

WHEREAS, the Lenders have agreed to amend and supplement the Credit Agreement to reflect certain modifications to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.             Definitions.  Capitalized terms used and not otherwise defined in this Third Amendment are used as defined in the Credit Agreement.

Section 2.             Amendments to Credit Agreement.  Subject to the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

2.1           The definition of “Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended by deleting the date “February 9, 2008” and substituting therefor the date “June 2, 2008.”

2.2           The definition of “Amendment Order” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Amendment Order” shall mean, collectively, (i) an order of the Bankruptcy Court in substantially the form of Exhibit A-1 approving the Eighth Amendment to Revolving Credit Agreement, (ii) an order of the Bankruptcy Court in substantially the form of Exhibit A-2 approving the Ninth Amendment to Revolving Credit Agreement dated as of February 16, 2007, and (iii) an order of the Bankruptcy Court in substantially the form of Exhibit A-3 approving the Third Amendment to Amended and Restated Revolving Credit Agreement dated as of December 19, 2007, or in each case such other forms as otherwise agreed by the Administrative Agent and the Borrowers.

2.3           The definition of “Real Property Component” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Real Property Component” shall mean a component of the Borrowing Base determined with reference to the Eligible Real Property and shall mean, at the time of any determination, an amount equal to the lesser of (i) $80,000,000 (as adjusted from time to time pursuant to Section 5.8) or (ii) 40% of the Borrowing Base inclusive of the Real Property Component but excluding the Plan Reserve.

2.4           Section 6.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 6.4           Capital Expenditures.  Each of the Borrowers will not (and will not apply to the Bankruptcy Court for authority to), and will cause each of their respective Subsidiaries not to, make Capital Expenditures during the fiscal quarters of the Borrowers set forth below, in an aggregate amount in excess of the amount specified opposite such fiscal quarters; provided that if the amount of Capital Expenditures that are made during any such fiscal quarter is less than the amount thereof that is permitted to be made during such fiscal quarter, the unused portion thereof may be carried forward to and made during the subsequent fiscal quarters:
Fiscal Quarter Ending	Maximum Capital Expenditures (millions)
August 26, 2006	$16.00
November 18, 2006	$15.50
March 10, 2007	$11.50
June 2, 2007	$ 8.50
August 25, 2007	$13.50
November 17, 2007	$16.00
March 8, 2008	$20.00
May 31, 2008	$16.50

2.5           Section 6.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 6.5             EBITDA.  As of the end of each fiscal period of the Borrowers, commencing with the fiscal monthly period ending December 16, 2006, the Borrowers will not permit cumulative Consolidated EBITDA for the period commencing on June 4, 2006 (being the first day of the 2007 fiscal year of the Borrowers) and ending in each case on the last day of the fiscal period listed below to be less than the respective amounts specified opposite such fiscal period:
Fiscal Period Ending	Cumulative Consolidated EBITDA (millions)
December 16, 2006	6.5
January 13, 2007	-7.0
February 10, 2007	-10.0
March 10, 2007	-14.0
April 7, 2007	-12.0
May 5, 2007	-7.0
June 2, 2007	1.5
June 30, 2007	13.5
July 28, 2007	18.0
August 25, 2007	29.0
September 22, 2007	37.5
October 20, 2007	43.0
November 17, 2007	45.0
December 15, 2007	43.0
January 12, 2008	34.0
February 9, 2008	38.0
March 8, 2008	45.0
April 5, 2008	50.0
May 3, 2008	50.0
May 31, 2008	50.0

2.6           Section 6.17 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 6.17 Cash Restructuring Charges.  Each of the Borrowers will not (and will not apply to the Bankruptcy Court for authority to), and will cause each of their respective Subsidiaries not to, incur cash restructuring charges for the fiscal period beginning December 17, 2006 and ending May 31, 2008 in an amount in excess of $23,000,000 (calculated as the amount expensed or accrued by the Borrowers or any of their Subsidiaries during such period on account of restructuring charges that will ultimately be settled via payment in cash or cash equivalents by the Borrowers or any of their Subsidiaries).  Borrowers shall provide documentation supporting such cash restructuring charges in form and substance reasonably satisfactory to the Administrative Agent concurrent with delivery of financial statements evidencing the incurrence thereof.

2.7           The form of the Third Amendment Order attached hereto as Exhibit A is hereby inserted as Exhibit A-3 of the Credit Agreement.

Section 3.             Effectiveness.  The amendments contemplated by this Third Amendment shall be effective on the first Business Day on which the following conditions precedent are fully satisfied:

3.1           Supporting Documents.  The Administrative Agent shall have received for each of the Borrowers:

3.1.1           bring-down certificates delivered by each Borrower (A) certifying that there were no changes, or providing the text of changes, to the Organizational Documents of such Borrower as delivered pursuant to Section 4.1(a) of the Credit Agreement and (B) to the effect that each Borrower is in good standing in its jurisdiction of incorporation, organization or formation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business;

3.1.2           signature and incumbency certificates of the officers of such Borrower executing the Loan Documents to which it is a party, dated as of the date of this Third Amendment;

3.1.3           duly adopted resolutions of the board of directors or similar governing body of each Borrower approving and authorizing the execution, delivery and performance of this Third Amendment, certified as of the date of this Third Amendment by its secretary or assistant secretary as being in full force and effect without modification or amendment; and

3.1.4           such other documents as the Administrative Agent may reasonably request.

3.2           Amendment Order.  Not later than December 29, 2007, the Administrative Agent and the Lenders shall have received a certified copy of the amendment order (the “Third Amendment Order”) in substantially the form of Exhibit A attached hereto or such other form as otherwise agreed by the Administrative Agent and the Debtors and which Amendment Order (i) shall be in full force and effect, (ii) shall not have been stayed, reversed, modified or amended in any respect, except as approved by the Administrative Agent in its sole discretion, (iii) shall approve or otherwise reaffirm the payment by the Borrowers of all of the Fees set forth in Sections 2.19, 2.20 and 2.21 of the Credit Agreement and in Section 3.5 hereof, (iv) shall be entered with the consent or non-objection of a preponderance (as determined by the Administrative Agent in its sole discretion) of the secured creditors of any of the Borrowers under the Pre-Petition Credit Agreement, and (v) if the Third Amendment Order is the subject of a pending appeal in any respect, neither the making of such Loan nor the issuance of such Letter of Credit nor the performance by any of the Borrowers of any of their obligations under the Credit Agreement as amended by this Third Amendment or under the Loan Documents or under any other instrument or agreement referred to therein shall be the subject of a presently effective stay pending appeal.

3.3           Loan Documents.  Each Borrower, the Administrative Agent and (a) each Lender or (b) the Super-majority Lenders shall have signed a counterpart of this Third Amendment (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent, provided that if all of the Lenders have not signed a counterpart of the Third Amendment then each of the Borrowers and Super-majority Lenders by its execution of this Third Amendment shall be deemed to have consented to the actions contemplated by Section 9.10(b) of the Credit Agreement.

3.4           Opinion of Counsel.  The Administrative Agent and the Lenders shall have received the favorable written opinion of counsel to the Borrowers, acceptable to the Administrative Agent, substantially in the form of Exhibit B.

3.5           Payment of Fees and Expenses.  The Borrowers shall have paid to the Administrative Agent (a) an amendment fee for the respective accounts of the Lenders voting in favor of this Third Amendment in the amount of 25 basis points of such Lenders’ Commitments and (b) the then unpaid balance of all accrued and unpaid Fees due under and pursuant to: (i) the fee letter dated as of November 15, 2007 among the Borrowers, JPMCB and J.P. Morgan Securities, Inc. and (ii) the Loan Documents.

3.6           Closing Documents.  The Administrative Agent shall have received all documents required by this Third Amendment satisfactory in form and substance to the Administrative Agent in its exclusive discretion.

Section 4.             Representations and Warranties.  Each Borrower represents and warrants to the Lenders that:

4.1           After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Credit Agreement, the  representations and warranties of the Borrowers contained in Section 3 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

4.2           After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Credit Agreement, (i) each Borrower is in compliance with all the terms and provisions set forth in the Credit Agreement, and (ii) no Event of Default has occurred and is continuing or would result from the execution, delivery and performance of this Third Amendment.

Section 5.             Choice of Law. THIS THIRD AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

Section 6.             Full Force and Effect.  Except as specifically amended or waived hereby, all of the terms and conditions of the Credit Agreement shall remain in full force and effect, and the same are hereby ratified and confirmed.  No reference to this Third Amendment need be made in any instrument or document at any time referring to the Credit Agreement, and a reference to the Credit Agreement in any such instrument or document shall be deemed a reference to the Credit Agreement as amended hereby.

Section 7.             Counterparts; Electronic Signatures.  This Third Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.  The Administrative Agent may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

Section 8.             Headings.  Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Third Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the day and the year first written.

BORROWERS:

INTERSTATE BAKERIES CORPORATION

By:	/s/ J. Randall Vance
Name:	J. Randall Vance
Title:	Senior Vice President, Chief Financial Officer and Treasurer

ARMOUR AND MAIN REDEVELOPMENT CORPORATION

By:	/s/ J. Randall Vance
Name:	J. Randall Vance
Title:	Treasurer

BAKER’S INN QUALITY BAKED GOODS, LLC

By:	/s/ J. Randall Vance
Name:	J. Randall Vance
Title:	Treasurer

IBC SALES CORPORATION

By:	/s/ J. Randall Vance
Name:	J. Randall Vance
Title:	Senior Vice President, Chief Financial Officer and Treasurer

IBC SERVICES, LLC

By:	/s/ J. Randall Vance
Name:	J. Randall Vance
Title:	Treasurer

IBC TRUCKING, LLC

By:	/s/ J. Randall Vance
Name:	J. Randall Vance
Title:	Treasurer

INTERSTATE BRANDS CORPORATION

By:	/s/ J. Randall Vance
Name:	J. Randall Vance
Title:	Senior Vice President, Chief Financial Officer and Treasurer

NEW ENGLAND BAKERY DISTRIBUTORS, L.L.C.

By:	/s/ J. Randall Vance
Name:	J. Randall Vance
Title:	Treasurer

LENDERS:

JPMORGAN CHASE BANK, N.A. Individually and as Administrative Agent and Collateral Agent

By:	/s/ Susan E. Atkins
Name:	Susan Atkins
Title:	Managing Director

HIGHLAND FLOATING RATE ADVANTAGE FUND

By:	/s/ M. Jason Blackburn
Name:	M. Jason Blackburn
Title:	Treasurer

HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY

By:	/s/ M. Jason Blackburn
Name:	M. Jason Blackburn
Title:	Treasurer

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Robert M. Reeg
Name:	Robert M. Reeg
Title:	Duly Authorized Signatory

THE FOOTHILL GROUP, INC.

By:	/s/ Dennis R. Ascher
Name:	Dennis R. Ascher
Title:	Senior Vice President

DK ACQUISITION PARTNERS, L.P.

By:	/s/ Anthony Yoseloff
Name:	Anthony Yoseloff
Title:	General Partner

NATIONWIDE LIFE INSURANCE COMPANY

By:	/s/ Joseph P. Young
Name:	Joseph P. Young
Title:	Authorized Signatory

BLACKPORT CAPITAL FUND LTD.

By:	/s/ [illegible]
Name:	[illegible]
Title:	[illegible]

PROSPECT HARBOR CREDIT PARTNERS, LP

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

SANKATY HIGH YIELD PARTNERS II, L.P.

By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger
Title:	Chief Compliance Officer
Assistant Secretary

SPCP GROUP, L.L.C.

By:	/s/ Michael A. Gatto
Name:	Michael A. Gatto
Title:	Authorized Signatory